Exhibit 10.11

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT, dated as of December 15, 2004, by TGC Research Limited (a company incorporated in England and Wales with registered number 05273708, “Grantor”), in favor of BCC Acquisition II LLC (“Bay City”), in its capacity as agent (“Agent”) for itself and Gerald L. Cohn Revocable Trust (“Cohn Trust”), Hannah S. and Samuel A. Cohn Memorial Foundation (“Cohn Foundation”), and AEOW 96, LLC (“AEOW”). Bay City, Cohn Trust, Cohn Foundation and AEOW are collectively referred to herein as the “Note Holders”.

W I T N E S S E T H:

WHEREAS, Bay City, Cohn Trust, Cohn Foundation and AEOW are parties to that certain Note Purchase Agreement, dated as of August 4, 1998, as amended by that certain First Amendment to Note Purchase Agreement, dated as of April 7, 2003 and further amended by that Second Amendment and Limited Waiver to Note Purchase Agreement, dated as of August 13, 2003 (as further amended, restated, supplemented and otherwise modified from time to time, the “Note Purchase Agreement”); and

WHEREAS, Grantor purchased certain assets formerly held by Diametrics Medical, Ltd. and, in consideration for the Note Holders consenting to the liquidation of Diametrics Medical, Ltd. and the sale of its assets, Grantor has agreed to enter into a General Security Agreement (“General Security Agreement”) and this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1 GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Subject to the rights of those certain Beneficiaries identified in that certain Debenture between Grantor and Barbara R. Mittman as agent, dated as of December 15, 2004, to a first priority security interest in all assets of Grantor, Grantor hereby grants to Agent, on behalf of itself and the Note Holders, a continuing security interest in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a) all of its patents, patent rights and patent applications (“Patents”) and all licenses and rights to use any of the Patents (“Patent Licenses “) to which it is a party including those referred to on Schedule 1 hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License.

2 SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent, on behalf of itself and the Note Holders, pursuant to the General Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the General Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed as of the date and year first written above.

GRANTOR

TGC RESEARCH LIMITED

By: /s/ David B. Kaysen

Name: David B. Kaysen

Title: Director

THE SECURED PARTY

BCC ACQUISITION II LLC, as agent

By: Its:	THE BAY CITY CAPITAL FUND I, L.P. Manager

By: Its:	Bay City Capital Management LLC General Partner

By: Its:	/s/ Fred Craves Managing Director

SCHEDULE 1

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS

US Patent/App No.	Title	STATUS

4,889,407 5,257,338 5,511,547 5,596,988 09/064,761 09/762,634 6,585,665 10/240,802 PCT/GB02/02546 0224661.9 0221584.6	Optical Waveguide Sensor
Optical Transmitter and Reflector
Solid State Sensors
Multiparameter Sensor Apparatus
Double Walled Catheter and Method of Manufacture
Cranial Bolt
Probe
Insertion of Sensors into Soft Tissue
Apparatus and Method for Determining Organ Perfusion
Appartus and Method for Monitoring Condition of a Patient
	Improvements in or relating to Neonatal sensor devices	Granted 1989 Granted 1993 Granted 1996 Granted 1997 Granted 1999 Granted 1999 Granted 1999 Granted 2000 Granted 2001 Filed 2002	Filed 2002

0230325.3 0229263.9	Improvements in or relating to Sensors for Use in Dense Tissue Improvements in or relating to Sensor Devices for Monitoring the Condition of a Human or Animal Patient	Filed 2002	Filed 2002